UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014

__________________________________________

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

N/A
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Douglas P. Kathol, Executive Vice President, retired from Westmoreland Coal Company after an over 10-year career with the company effective July 1, 2014. Mr. Kathol’s decision to resign from his position as our Executive Vice President was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

Item 7.01. Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the information disclosed in this Item 7.01, including Exhibit 99.1, shall be not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 8, 2014, Westmoreland Coal Company (the “Company”) issued a press release announcing that it has launched a public offering of its common stock, $2.50 par value per share (the “Offering”). A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In connection with the Offering, the Company disclosed certain updated information concerning the Company's guidance for fiscal year 2014. This information is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information filed or furnished herewith, including pro forma financial statements, contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These statements involve known and unknown risks, which may cause the Company’s actual results to differ materially from results expressed or implied by the forward looking statements. These risks include factors such as the uncertain nature of the expected benefits from the acquisition, risks associated with the integration of the acquired business, risks associated with the Company’s industry or the economy generally, and other such matters discussed in the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission. The forward-looking statements in this report speak only as of the date of this report. Although the Company may from time to time voluntarily update its prior forward looking statements, it disclaims any commitment to do so except as required by securities laws.

Item 8.01. Other Events

In connection with the launch of the Offering, the Company intends to file a preliminary prospectus supplement, dated the date hereof, that includes the following information under the caption “Recent Developments”:

Update on Canadian Acquisition

We are ahead of schedule in transitioning the newly-acquired Canadian assets into our business. Following closing of the Canadian Acquisition, our management moved quickly to implement our efficient and cost-focused business model, including consolidating accounting, optimizing mine operations, implementing our maintenance and capital expenditure practices, idling redundant equipment and reducing Canadian corporate office overhead. Our management has met with all acquired customers and other key third parties and is actively working with these new constituents to create strong, collaborative relationships. Although our integration efforts are proceeding smoothly to date, there can be no assurance that we will be successful or will achieve all planned synergies from the Canadian Acquisition.

Preliminary Second Quarter 2014 Results

Although our unaudited consolidated financial statements for the three months ended June 30, 2014 are not yet complete, we currently anticipate reporting Adjusted EBITDA in the range of $35.0 - $38.0 million for the three months ended June 30, 2014. This represents an approximate 21% - 31% increase from our Adjusted EBITDA of $28.9 million for the three months ended March 31, 2014. We have not completed the application of purchase accounting following closing of the Canadian Acquisition and are therefore unable to provide a range of net income (loss) for the three months ended June 30, 2014.

We have prepared our anticipated financial information within a range for the three months ended June 30, 2014 in good faith based on our internal reporting. However, our anticipated financial information for the three months ended June 30, 2014 is subject to revision based on the completion of the accounting and financial reporting processes necessary to finalize our unaudited consolidated financial statements as of and for the three months ended June 30, 2014. The preliminary financial data within the range included in this prospectus supplement has been prepared by, and is the responsibility of, our management. Ernst & Young LLP, our independent registered certified public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to such data. Accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect to that information. We cannot assure you that, upon completion of such accounting and financial reporting processes and finalizing the financial statements as of and for the three months ended June 30, 2014, we will not report financial results for the three months ended June 30, 2014 materially different than as set forth above.

We have not reconciled our anticipated preliminary second quarter 2014 Adjusted EBITDA range because applicable information on which this reconciliation is based is not readily available. Accordingly, a reconciliation of the second quarter 2014 Adjusted EBITDA range at this time is not available without unreasonable effort.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Please see financial statements included in Exhibit 99.3 hereto.

(b) Pro Forma Financial Information

Please see pro forma financial information included in Exhibit 99.4 hereto.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte LLP

99.1	Press release dated July 8, 2014

99.2	Summary Guidance

99.3	Historical Financial Information of PMRL and CVRI

99.4	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: July 8, 2014	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte LLP

99.1	Press release dated July 8, 2014

99.2	Summary Guidance

99.3	Historical Financial Information of PMRL and CVRI

99.4	Unaudited Pro Forma Condensed Combined Financial Information